UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY 11214

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC
Warrants to Purchase Common Stock	POL WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Polished.com Inc. (the “Company”) is not in compliance with the continued listing standards of NYSE American LLC (the “Exchange”), as set forth in Sections 134 and 1101 of the NYSE American Company Guide (the “Company Guide”), since the Company failed to timely file (the “Filing Delinquency”) its Form 10-Qs for the periods ended June 30, 2022 and September 30, 2022 (collectively, the “Delayed Reports”). The Filing Delinquency will be cured via the filing of the Delayed Reports.

Pursuant to Section 1007 of the Company Guide, the Company submitted to NYSE Regulation on February 13, 2023 an extension request as the Company was unable to cure the Filing Delinquency within the initial six-month cure period automatically granted to the Company when it became delinquent. On February 21, 2023, NYSE Regulation notified the Company that it had accepted the Company’s request to extend the cure period through July 31, 2023. NYSE Regulation staff will review the Company periodically for compliance with adherence to the milestones in the Company’s plan to regain compliance. In addition, if the Company does not make progress consistent with the plan during the plan period or if the Company does not complete its Delayed Filings with the Securities and Exchange Commission by the end of the maximum 12-month cure period on August 22, 2023, Exchange staff will initiate delisting proceedings as appropriate. The Company may appeal an Exchange staff delisting determination in accordance with Section 1010 and Part 12 of the Company Guide.

The Company is committed to filing the Delayed Reports to achieve compliance with the Exchange’s requirements and intends to file the Delayed Reports by July 31, 2023. The Company also intends to file all subsequent reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, by no later than July 31, 2023.

 Additionally, the Company is working diligently with its auditor to complete a re-audit of fiscal year 2021 and review the financial statements for the quarters ended June 30, 2021, September 30, 2021, and March 31, 2022. The Company intends to file all necessary restatements by July 31, 2023.

Item 8.01 Other Events.

On February 23, 2022, in accordance with the Exchange’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 23, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

Dated:    February 23, 2023